Exhibit 99.1
Business Update and 2006-2008 Outlook Automotive Analysts of New York January 11, 2006

Agenda Mike Johnston, Chairman & CEO Don Stebbins, President & COO Jim Palmer, Executive Vice President & CFO

Our Roadmap for Success Shaping our Future Taking decisive action to create sustainable success Executing a focused strategy to win Implementation of our 3 year plan Improving our Operations Diversifying our customer base Strengthening our core businesses Enhancing our global footprint Creating Value Reducing our expense base through restructuring and operational efficiencies Improving cash flow focus Delivering year-over-year improvements Please see appendix for important disclosures regarding "Use of Non-GAAP Financial Information" and "Forward Looking Statements".

2005 ? A Year of Significant Action Completed Ford agreement Established Visteon Services Shaped a smaller, leaner Visteon Implemented global operating organization Product and customer focus Expanded global capabilities China Mexico Eastern Europe India Established restructuring framework Focused on non- strategic and underperforming operations Added key leadership talent Driving value and sustainable performance * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Visteon Overview Cockpit Modules Door systems Instrument Panels Floor Consoles Climate Climate systems Powertrain cooling systems Engine induction Audio Infotainment Driver awareness Driver information Powertrain controls Exterior lighting 2005 Sales: $2.6B * 2005E Proforma Product Sales: $10.8B* 2005 Sales: $4.0B * 2005 Sales: $2.8B * Chassis Other Powertrain 2005 Sales: $1.8B * Electronics Interiors Other *Excludes intra-company sales eliminations. Pro forma product sales estimates used in this presentation are total revenue excluding ACH Services revenue and is presented as if certain transactions with Ford Motor Company and Automotive Components Holdings, Inc. were consummated as of January 1, 2005. Please see slides titled "Use of Non-GAAP Financial Information" in the appendix to this presentation for further information. this presentation for further information. this presentation for further information. this presentation for further information. this presentation for further information. this presentation for further information. this presentation for further information.

Agreement with Ford Transaction closed October 1 Significant gain to be recognized in 4Q results Transferred 23 facilities and 18,000 UAW employees to Ford Issued warrants to Ford to purchase 25 million shares Approximately 4,500 salaried workers support transferred business - establishment of Visteon Services Received $300 million for transferred assets Reduced OPEB and other liabilities $550 million of cash for restructuring

$550 million of funding for cash outlays of $800 million Restructuring Funding Arrangements Cash Available $400 Million $150 Million Form of Funding Escrow account Ford reimbursed Use of Funds VC restructuring "Leased" employees Term 2012 2009 Residual Interest Visteon Visteon Funding 100% at inception As incurred Ford Payments: 100% funding Up to $250 Million Up to $50 Million 50 / 50 Share Up to $150 Million Up to $100 Million Escrow Account Ford Reimbursement

Q3 2005 Q4 2005 Visteon 9850 4800 Shared 300 Visteon Services 4450 Impact of Ford Transaction 9,850 4,800 4,450 300 Visteon Services Shared Services Visteon Corporation North American salaried staff scaled to competitive levels North American Salaried and Agency Workforce 800 Employees from Rawsonville and Sterling became Ford employees on Jan 1, 2006

More competitive North American manufacturing footprint; additional room for improvement Impact of Ford Transaction Sept. 2005 Oct. 2005 UAW Master 18000 100 Other US/Can 4863 4863 Mexico 7057 6657 18,000 4,500 8,400 4,500 6,500 Mexico Other U.S. & Canada UAW Master Agreement North American Hourly Workforce

Well positioned in the market Strong product positions across 3 core areas Balanced regional sales Diverse customer base Clear three year roadmap to improve the business Leadership driving operational improvements Clear restructuring plans Administrative & engineering efficiencies Improved financial outlook Significant year-over-year operating profit improvements Improving free cash flow Why Visteon? Driving value and sustainable performance * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

Strong Customer Lineup Strong Customer Lineup Strong Customer Lineup 1. Ford Motor Company 3. Nissan 2. Hyundai / Kia 4. PSA / Peugeot 5. General Motors 7. Volkswagen 8. DaimlerChrysler 6. Renault Customers around the world continue to reward Visteon with new orders

New Business Backlog Strong new business backlog supports revenue growth in forward years Solid growth with Asian OEMs Ford North America sharply declining as percent of total revenue Backlog by Year (Bils) $1.5 billion backlog - basis for continued growth * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

Diverse Customer Base Visteon Product Sales by Customer (Bils.) Asian OEMs become our largest block of customers Reduced reliance on Ford North America 2005 proforma 2008 Asian 2.8 4.4 Ford ROW 2.5 2.7 Ford NA 2.6 1.7 European 1.3 1.9 T1 & Amkt 1.5 1.5 Annual sales $ 10.8E $ 12.0E 23% 26% 24% 12% 15% 22% 36% 14% 15% 13% Others EU OEM Ford N. America Ford ROW Asian OEM * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

Our Organization - What's Changed Re-organized the company Changed to Global Product Groups Continued Customer Focused Groups Significantly tightened controls on spending Increased quality focus Added emphasis on customer value and speed Performance-oriented culture

Focused Product Portfolio Climate - Number 2 globally Electronics - Number 4 globally Interiors - Number 2 globally Strong market positions in the segments where we compete in the segments where we compete in the segments where we compete

Innovative Solutions Innovative Solutions Innovative Solutions Pipeline of Customer Valued Innovations Pipeline of Customer Valued Innovations High Intensity Discharge (HID)/ Xenon Lighting CO2 Climate Control Systems Exclusive Nintendo Entertainment Products Integrated Cockpit Solutions

Globally Competitive Manufacturing Footprint USA Mexico Canada Brazil Argentina China Philippines Thailand India UK Portugal Spain Italy France Belgium Germany Poland Czech Hungary Korea South Africa Japan Slovakia Competitive Cost High Cost 36% 64% 25% 75% 2005 2008 Manufacturing Footprint (number of hourly employees) Competitive Cost High Cost * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information. Continue shifting mix to competitive cost locations

Japan Brazil Germany Czech Republic S.E. Michigan Hungary Korea United Kingdom France China Mexico Competitive Cost High Cost 70% 30% 52% 48% 2005 2008 Engineering Footprint (number of Engineers) Competitive Cost High Cost Globally Competitive Engineering Footprint Well positioned to serve our customers Total engineering headcount will rise; costs will remain flat * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Balanced Global Sales NA EU AP 2006 0.39 0.43 0.18 NA EU AP 2006 4254 4863 3309 Consolidated Product Sales 2005 Proforma 2008 $ 10.8 B $ 12.0 B 39% 18% 43% 34% 27% 39% Significant Asian growth Strong European presence * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

Balanced Global Sales NA EU AP 2006 0.36 0.37 0.27 NA EU AP 2006 4496 4863 5724 Including Unconsolidated Product Sales 2005 Proforma 2008 $ 12.4 B $ 14.6 B 30% 38% 32% 36% 27% 37% Asia will become our largest region Strong China presence through Yanfeng JV * Please see slides titled 'Use of Non-GAAP Financial Information' and "Forward Looking Information" in the appendix to this presentation for further information.

Clear Roadmap of Actions to Improve Margins Restructure underperforming and non- strategic operations Improve performance of base operations Reduce overhead cost * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information. Goal: Peer or better margins

Restructuring Actions will Drive Profit Growth Implementing plans to address 23 underperforming and / or non-strategic facilities Escrow arrangement will fund majority of cash costs Working to address many of these operations in 2006 and 2007 We will discuss actions on a quarterly basis * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Initial Actions Already Under Way 2005 Actions 1000+ voluntary employee buyouts Exited joint venture - Nichirin Initiated efforts to divest non-strategic operations 2006 Actions Puerto Rico -close in 1st quarter Aeropuerto -close in 1st quarter Swansea - transfer 100 employees to Ford in 1st quarter Buffalo - close in 3rd quarter * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

2006 2007 2008 2009 11 7 4 1 Detailed Actions to be Implemented 5 plants have a priority focus to fix performance Efforts to sell 6 non-strategic operations are underway - will not announce any details until agreements are reached Working with stakeholders to implement plans for 12 underperforming plants Timing to Implement Plans for 23 plants are in progress * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Improvements in Base Operations Improve plant operating performance Institute plant level P&L focus Implement more competitive labor and benefit agreements Increase standardization and lean processing in manufacturing plants Enhance process and variation control to reduce quality related cost issues Transfer operations to more competitive locations Launch Global Purchasing Organization to drive part commonization, commodity leverage and sourcing strategies Grow profitable new business Significant opportunity to achieve efficiencies * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Administrative & Engineering Rightsizing More competitive compensation and benefits Increased use of low-cost location personnel Focused advanced engineering projects Cost reductions in major purchased service contracts Lean business processes and reducing personnel level In-source certain functions to increase capability and reduce cost Competitive levels of administration and engineering * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Actions Drive An Improved Financial Outlook Roadmap of restructuring actions identified to drive margin and cash flow improvements Year-over-year improvements in EBIT-R Positive free cash flow in each year Short term revolver replaced with 18-month term loan Will address long term capital and tax structure in 2006 * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

2006 2007 2008 Gross Cost 180 134 230 Net Cost 0 32 112 Non-Cash 82 59 117 2006 2007 2008 Gross Cost 60 150 235 Gross Cash Cost $550 million Escrow Funding $400 million Visteon Cash Cost $150 million Non-Cash Charges $250 million Cumulative Annual Net Restructuring Savings (Mils.) Annual Spending (Mils.) $60 $150 $235 $180 $130 $230 Savings increase in 2009 $110 $30 Annual Cost - Gross Cash - Visteon Cash - Non-Cash $80 $60 $120 Restructuring actions will contribute to bottom line improvements beginning in 2006 Escrow funding will cover majority of cash restructuring cost * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Free Cash Flow Focus Annual incentive will be based on free cash flow and EBIT-R targets Improvements to trade working capital Reduced capital spending through increased control and discipline These improvements coupled with operating profit improvements will lead to sustained positive free cash flow * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

Pension Funding & OPEB Obligation OPEB Obligation - Change in Status, 2004 - 2005 * Start Defined Plans - Appear On-Track 2004 Obligation 0 -3294 Service, Interest & Assumptions -3294 -234 Ford Deal -1530 -1998 Plan Changes -958 -572 Benefits Paid -911 -47 2005 Obligation 0 -911 ($Mils) 2004 $(3290) 2005 $(910) Obligation substantially reduced Ford Deal and plan changes Pension - Change to Funded Status, 2004 - 2005 * Start Defined Plans - Appear On-Track 2004 Funded Status 0 -886 Discount Rate -886 -260 Asset Return -940 -206 All Other -929 -11 2005 Funded Status 0 -929 2004 $(890) 2005 $(930) ($Mils) Actual return greater than return assumptions by 7+ pts. Change in discount rate increased liability by $260 million FUNDED STATUS 65%, UP 2 PTS. Total obligation reduced by $2.4 billion * Estimates

2005 and 2006 Outlook Solid year-over-year improvements; expect trend to continue through 3 year horizon Proforma 2005 E 2006 E Product Sales $10.8B UP 4% % Ford 46% Down 400 bps % Ford N.A. 25% Down 400 bps EBIT-R* $(125)M Up $145 - $175M Free Cash Flow About $(200)M Up $250M * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

Potential Headwinds and Tailwinds Headwinds Financial strains at suppliers and customers Continued raw material price inflation Cooling China demand with increased competition Timing and magnitude of internal restructuring Tailwinds Sourcing opportunities resulting from distress in the supply base Purchasing and sourcing initiatives Possible asset sales Tax related items * Please see slides titled "Forward Looking Information" in the appendix to this presentation for further information.

Global business Diverse customer base, expansion with growing OEMs Strong product portfolio Leadership committed to driving operational improvements Clear restructuring plans Significant year-over-year EBIT-R improvements Improving free cash flow Why Visteon? Three year roadmap driving value and sustainable performance * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Information" in the appendix to this presentation for further information.

Appendix

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including general economic conditions, including changes in interests rates and fuel prices; the automotive vehicle production volumes and schedules of our customers, and in particular Ford's vehicle production volumes; our ability to satisfy our future capital and liquidity requirements and comply with the terms of our existing credit agreements and indentures; the financial distress of our suppliers; our ability to implement, and realize the anticipated benefits of, restructuring and other cost-reduction initiatives and our successful execution of internal performance plans and other productivity efforts; charges resulting from restructurings, employee reductions, acquisitions or dispositions; our ability to offset or recover significant material surcharges; the effect of pension and other post- employment benefit obligations; as well as those factors identified in our filings with the SEC (including our Quarterly Report on Form 10- Q for the quarterly period ended September 30, 2005). We assume no obligation to update these forward-looking statements. Forward Looking Information

Use of Non-GAAP Financial Information Throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "free cash flow," "proforma sales" and "EBIT-R." Free cash flow represents cash flow from operating activities less capital expenditures. Proforma sales represents total revenue excluding services and other product sales and is presented as if certain transactions with Ford Motor Company and Automotive Components Holdings, Inc. were consummated as of January 1, 2005 (the "Ford Transactions"). Please see the Company's Current Reports on Form 8-K dated October 6, 2005 and November 22, 2005 for further information regarding the Ford Transactions. EBIT-R represents net income (loss) before net interest expense and debt extinguishment cost and the provision for income taxes, excluding impairment and net unreimbursed restructuring charges as well as the one-time gain on the Ford Transactions; for 2005, EBIT-R is also presented on a pro forma basis assuming the Ford Transactions had occurred as of January 1, 2005. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt and it uses the measure for planning and forecasting in future periods, as well as in management compensation decisions. Free cash flow is not a recognized term under accounting principles generally accepted in the United States ("GAAP") and does not reflect cash used to service debt and does not reflect funds available for investment or other discretionary uses. Management believes EBIT-R and proforma sales are useful to investors because they provide meaningful supplemental information regarding the Company's operating results because the excluded items that may vary significantly in timing or amounts and/or may obscure trends useful in evaluating and comparing the Company's continuing operating activities. Management uses these measures for planning and forecasting in future periods, as well as in management compensation decisions. EBIT-R is not a recognized term under GAAP and does not purport to be an alternative to net earnings (losses) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of EBIT-R may not be comparable to other similarly titled measures of other companies. Additionally, EBIT-R is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. The amounts shown for EBIT-R, as presented herein, differ from the amounts calculated under the definition of EBITDA used in our debt instruments. The definition of EBITDA used in our debt instruments is further adjusted for certain non-recurring charges and other items and is used to determine compliance with financial covenants. In order to provide the forward-looking non-GAAP financial measures for 2006, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the following slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

EBIT-R Reconciliation to Net Income/(Loss) (in millions) * Additional non-cash asset impairment charges, while likely, cannot be reasonably estimated at this time. ** Please see the Company's Current Reports on Form 8-K dated October 6, 2005 and November 22, 2005 for further information regarding the Ford Transactions. *** Net restructuring includes $60 million of gross costs less Ford escrow recovery of $50 million for 2005, and $180 million of gross costs less Ford escrow recovery of $180 million for 2006. million of gross costs less Ford escrow recovery of $180 million for 2006. million of gross costs less Ford escrow recovery of $180 million for 2006. million of gross costs less Ford escrow recovery of $180 million for 2006. million of gross costs less Ford escrow recovery of $180 million for 2006. million of gross costs less Ford escrow recovery of $180 million for 2006.

2005 - 2006 Free Cash Flow (in millions) (in millions) (in millions)